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                                                                    Exhibit 10.1


                               GENAERA CORPORATION

                            (a Delaware corporation)

                        4,400,000 Shares of Common Stock

                           (Par Value $.002 Per Share)

                           PLACEMENT AGENCY AGREEMENT
                           --------------------------


                                                                   April 5, 2002


Wells Fargo Securities, LLC
600 California Street
Suite 1700
San Francisco, California 94108

Ladies and Gentlemen:

         Genaera Corporation, a Delaware corporation (the "Company"), confirms its agreement with Wells Fargo Securities, LLC ("Wells Fargo" or the "Placement Agent"), to act as placement agent for the Company with respect to the issue and sale by the Company to the Buyers (as defined) of up to 4,400,000 shares of common stock of the Company, par value $.002 per share (the "Securities").

         In acting as the Placement Agent for the Company, Wells Fargo will seek to place the Securities with buyers identified by Wells Fargo (excluding those persons or entities listed on Schedule A hereto to whom or to which the Company
                              ----------
may directly sell shares of its common stock)(collectively, the "Buyers") on a best efforts basis, acting as the Company's agent and not as a principal in the placement of the Securities.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-73798), which was declared effective on December 7, 2001 (the "Effective Date"), covering the registration of, among other things, the Securities under the Securities Act of 1933, as amended (the "1933 Act") and including the related preliminary prospectus. Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a prospectus supplement specifically relating to the Securities (the "Prospectus Supplement") pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). The registration statement, as amended to the date of this Agreement and including the exhibits thereto, schedules, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time that it became effective, is herein called the "Registration Statement." The prospectus included in the Registration Statement on the Effective Date is herein called the "Base Prospectus." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The Base Prospectus and the Prospectus Supplement, including the

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documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are herein called, collectively, the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     SECTION 1. Representations and Warranties.
                ------------------------------

          (a) Representations and Warranties by the Company. The Company represents and warrants to Wells Fargo as of the date hereof and agrees with Wells Fargo, as follows:

               (i) Compliance with Registration Requirements. The Company met
                   -----------------------------------------
          the requirements for use of Form S-3 under the 1933 Act at the time the Registration Statement was filed and at the time the most recent Form 10-K was filed. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of the date of the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in

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          or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by Wells Fargo expressly for use in the Registration Statement or Prospectus.

               The prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as to form when so filed in all material respects with the 1933 Act Regulations and the Base Prospectus delivered to Wells Fargo for use in connection with this offering was identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted or required by Regulation S-T.

               (ii) Incorporated Documents. The documents incorporated or deemed
                    ---------------------
          to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied (in the case of previously filed documents) and will comply (in the case of documents to be filed) in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, as of the date of the Prospectus and at the Closing Time (in each case taking into account such documents as were filed as of such times or dates), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) Good Standing of the Company. The Company has been duly
                     ----------------------------
          incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Company has no subsidiaries.

               (iv)  Authorization of Agreement. This Agreement has been duly
                     --------------------------
          authorized, executed and delivered by the Company.

               (v)   Authorization of Securities. The Securities have been duly
                     ---------------------------
          authorized for issuance and sale to the Buyers and, when issued and delivered by the Company against payment of the consideration set forth on the cover of the Prospectus, will be validly issued, fully paid and non-assessable.

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               (vi)  Completeness of Exhibits. There are no contracts or
                     ------------------------
          documents which are required to be filed as exhibits thereto (other than this Agreement which will be filed as an exhibit to a Form 8-K after the date hereof) which have not been so filed as required.

          (b) Officer's Certificates. Any certificate signed by any officer of the Company delivered to Wells Fargo or to counsel for Wells Fargo shall be deemed a representation and warranty by the Company to Wells Fargo as to the matters covered thereby.

     SECTION 2. Placement Agent Fees.
                --------------------

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to pay Wells Fargo a fee (the "Fee"), based in part upon the aggregate amount of Securities sold to the Buyers, as calculated in accordance with the provisions of this Section for its services pursuant to this Agreement. The Fee (i) will be equal to 7% of the purchase price of all Securities sold to the Buyers pursuant to this Agreement and (ii) also will include warrants to purchase 100,000 shares of the Company's common stock with an exercise price of $2.75 per share, a five (5) year term, without any reset or repricing provisions (and, without limiting the foregoing, the warrants shall not contain any antidilution provisions relating to the future sale of any securities by the Company), and piggyback registration rights provisions and such other provisions to be mutually agreed upon by the parties (the "Warrants").

          (b) On the date the Buyers purchase the Securities from the Company in accordance with this Agreement (the "Closing Time"), the Company shall pay the percentage portion of the Fee to the Placement Agent in cash by wire transfer of immediately available funds to a bank account designated by the Placement Agent immediately following the Company's receipt of the purchase price of the Securities from the Buyers. After the Closing Time, the Company and the Agent will negotiate in good faith the definitive terms and conditions of the Warrants (subject to the general terms and conditions described in Section 2(a)(ii) above) and, upon the conclusion of such negotiations, the Company will execute a deliver the Warrants to the Agent.

     SECTION 3. Covenants of the Company. The Company covenants with Wells
                ------------------------
Fargo as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify Wells Fargo immediately, and confirm the notice in writing, during the period when a prospectus is required to be delivered under the 1933 Act, (i) when any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement shall become effective or any supplement to the Prospectus, or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any Rule 462(b) Registration Statement or

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     any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will timely effect the filings necessary pursuant to Rule 424(b) and, if applicable, will take such steps as it deems necessary to ascertain promptly whether the form of prospectus supplement transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus supplement. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give Wells Fargo notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the Base Prospectus or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Wells Fargo with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Wells Fargo or counsel for Wells Fargo shall reasonably and timely object.

          (c) Delivery of Registration Statements. Upon the request of Wells Fargo, the Company will deliver to Wells Fargo and counsel for Wells Fargo, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to Wells Fargo will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted or required by Regulation S-T.

          (d) Delivery of Prospectuses. The Company will furnish to Wells Fargo, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as Wells Fargo may reasonably request. The Prospectus and any amendments or supplements thereto furnished to Wells Fargo will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted or required by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any

                                       5

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     event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for Wells Fargo or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
     Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to Wells Fargo such number of copies of such amendment or supplement as Wells Fargo may reasonably request.

          (f) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (h) Listing. The Company will use its best efforts to effect the listing of the Securities on the Nasdaq National Market.

          (i) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (j) No Manipulation of Market for Securities. Except for the authorization of actions permitted to be taken by the Placement Agent as contemplated herein or in the Prospectus, the Company will not take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the offering made by the Prospectus Supplement.

     SECTION 4. Payment of Expenses.
                -------------------

          (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to Wells Fargo of this Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Buyers, including any stock or other
                                       6

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     transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Buyers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the printing and delivery to Wells Fargo of copies of the Prospectus and any amendments or supplements thereto and (vi) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

          (b) Termination of Agreement. If this Agreement is terminated by Wells Fargo in accordance with the provisions of Section 5(f) or Section 9(a)(i) hereof, the Company shall reimburse Wells Fargo for all of their accountable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for Wells Fargo reasonably incurred by Wells Fargo in connection with this Agreement or the offering contemplated hereunder up to a maximum of $50,000. The Company shall not be responsible for the reimbursement of Wells Fargo for any expenses in the event this Agreement is terminated by Wells Fargo in accordance with the provisions of Sections 9(a)(ii)-(iv).

          (c) Expense Allowance. At Closing Time, the Company shall pay to Wells Fargo an expense allowance equal to 2% of the purchase price of all Securities sold to the Buyers, plus legal fees and expenses of its counsel up to a maximum of $75,000.

     SECTION 5. Conditions of Placement Agent's Obligations. The obligations of
                -------------------------------------------
Wells Fargo hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective not later than 5:30P.M. on the date hereof and at Closing Time no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to Wells Fargo.

          (b) Opinion of Counsel for Company. At Closing Time, Wells Fargo shall have received the favorable opinion, dated as of Closing Time, of Morgan, Lewis & Bockius LLP, counsel for the Company, in form and substance satisfactory to counsel for Wells Fargo, to the effect set forth in Schedule B hereto.
     ----------

          (c) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or operations of the Company, whether or not arising in the ordinary course of business, and Wells Fargo shall have received a certificate of the

                                       7

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     President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct in all material respects with respect to those representations and warranties not qualified as to materiality and in all respects as to those representations qualified as to materiality with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) to the knowledge of such officers, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (d) Accountant's Comfort Letter. At Closing Time, Wells Fargo shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to Wells Fargo, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (e) Approval of Listing. At Closing Time, the Securities shall have been duly listed for quotation in the Nasdaq National Market, subject only to official notice of issuance.

          (f) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled (through no fault or failure of Wells Fargo) when and as required to be fulfilled, this Agreement may be terminated by Wells Fargo by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6, 7 and 12 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.
                ---------------

          (a) Indemnification of Placement Agent. The Company agrees to indemnify and hold harmless Wells Fargo and each person, if any, who controls Wells Fargo within the meaning of Section 15 of the 1933 Act or
     Section 20 of the 1934 Act as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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               (ii)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wells Fargo), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Wells Fargo expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of Company, Directors and Officers. Wells Fargo agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection(a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by Wells Fargo expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Wells Fargo, and shall be reasonably satisfactory to the Company, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company, and shall be reasonably satisfactory to Wells Fargo. An

                                       9

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     indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or
     Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
     (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     SECTION 7. Contribution. If the indemnification provided for in Section 6
                ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Wells Fargo on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and Wells Fargo on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and Wells Fargo on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of the amount of the Fee) of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Fee received by Wells Fargo.

     The relative fault of the Company on the one hand and Wells Fargo on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by Wells Fargo and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and Wells Fargo agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to

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above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, Wells Fargo shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities placed by it and distributed to the public were offered to the public exceeds the amount of any damages which Wells Fargo has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls Wells Fargo within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as Wells Fargo, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party in law or in equity.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Wells Fargo or a controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Buyers.

     SECTION 9. Termination of Agreement.
                ------------------------

          (a) Termination; General. Wells Fargo may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or operations of the Company, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Wells Fargo, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6, 7 and 12 shall survive such termination and remain in full force and effect.

     SECTION 10. Notices. All notices and other communications hereunder shall
                 -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Wells Fargo shall be directed to Wells Fargo Securities, LLC, 600 California Street, Suite 1700, San Francisco, California 94104, attention of Harold M. Gerber; and notices to the Company shall be directed to it at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462, attention of Christopher P. Schnittker, with a copy to Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, attention of Randall B. Sunberg.

     SECTION 11. Parties. This Agreement shall each inure to the benefit of and
                 -------
be binding upon Wells Fargo and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than Wells Fargo and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of Wells Fargo and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from Wells Fargo shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND
                 ----------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PROVISIONS THEREOF. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 13. Effect of Headings. The Article and Section headings herein are
                 ------------------
for convenience only and shall not affect the construction hereof.

     SECTION 14. Entire Agreement; Amendments and Waivers. This Agreement
                 ----------------------------------------
constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporary oral agreement, understandings and negotiations with respect to the subject matter hereof. This Agreement may be modified or waived, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and Wells Fargo.

     SECTION 15. Invalidity or Unenforceability. The invalidity or
                 ------------------------------
unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision of hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between Wells Fargo and the Company in accordance with its terms.

                                             Very truly yours,

                                             GENAERA CORPORATION



                                             By: /s/ Roy Clifford Levitt
                                                 -------------------------------
                                                 Name:  Roy Clifford Levitt
                                                 Title: President and Chief
                                                        Executive Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

WELLS FARGO SECURITIES, LLC


By: /s/ Steve Nelson
    --------------------------------
         Authorized Signatory

                                                                      SCHEDULE A
Name:
-----

State of Wisconsin Investment Board

Stuart Weisbrod, Merlin BioMed Group and its affiliates

                                                                      SCHEDULE B

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

     (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Placement Agency Agreement.

     (iii) The Securities have been duly authorized for issuance and sale to the Buyers pursuant to the Placement Agency Agreement and, when issued and delivered by the Company against payment of the consideration set forth on the cover of the Prospectus, will be validly issued, fully paid and non-assessable.

     (iv) The issuance of the Securities is not subject to any statutory preemptive right or, to our knowledge, other similar rights of any securityholder of the Company.

     (v) The Placement Agency Agreement has been duly authorized, executed and delivered by the Company.

     (vi) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (vii) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, as the case may be, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, as the case may be (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (viii) The documents incorporated by reference in the Prospectus (other than the exhibits thereto, the financial statements and supporting schedules included therein or omitted therefrom and the registration statement filed pursuant to Section 12 of the 1934 Act, including any amendments thereto, as to which we express no opinion), at the time they were filed with the Commission complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

     (ix) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, that is required to be disclosed in the Prospectus and is not disclosed therein.

     (x) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Placement Agency Agreement or for the offering, issuance, sale or delivery of the Securities.

     Counsel may limit its opinion to the federal laws of the United States, the laws of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware. In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on the representations of the Company in this Agreement and certificates of officers of the Company and public officials.

                                      B-2